UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth under Item 2.01 below related to the Owner Partnership Agreement (as defined below) is incorporated by reference into this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On May 19, 2015, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) and NorthStar Realty Finance Corp. (“NorthStar Realty”), acting through direct or indirect subsidiaries of the Owner Partnership (as defined below), completed the acquisition (the “Acquisition”) of an $875 million real estate portfolio comprised of 32 private pay independent living facilities (the “Portfolio”) from affiliates of Harvest Facility Holdings LP (“Holiday”). The Acquisition was completed through a joint venture (the “Joint Venture”), which is owned 40% by NorthStar Healthcare and 60% by NorthStar Realty. NorthStar Healthcare funded its approximately $91 million investment, plus closing costs, with proceeds from its public offerings of common stock.
The facilities comprising the Portfolio contain approximately 3,983 units and are located in 12 different states, with the largest concentrations in California, Texas and Washington. As of March 31, 2015, the Portfolio’s overall resident occupancy was approximately 93%. The Portfolio will continue to be managed by an affiliate of Holiday pursuant to management agreements with the Manager Partnership (as defined below), subject to the Manager Partnership’s right to terminate the management agreements on 90 days’ written notice following the end of this year. Holiday has considerable experience demonstrated by its position as one of the largest operators of independent living facilities in North America, with over 37,000 units under management.
In connection with the Acquisition, certain direct or indirect subsidiaries of the Owner Partnership (each, a “Borrower”) obtained 32 separate, cross-collateralized non-recourse loans through Fannie Mae’s Multifamily DUS Loan Program (each, a “Loan”), each with a fixed interest rate of 4.17% and a term of 10 years, for an aggregate principal amount of approximately $648 million. Although recourse for repayment of each Loan is generally limited to each Borrower’s respective assets, NorthStar Realty Finance Limited Partnership (“NorthStar Realty Operating Partnership”) provided a “non-recourse carveout” guaranty. NorthStar Healthcare Income Operating Partnership, LP will indemnify NorthStar Realty Operating Partnership, subject to certain limited exceptions, for its proportionate share of any obligations under such “non-recourse carveout” guaranty.
NorthStar Healthcare and NorthStar Realty hold their interests in the Joint Venture through a general partnership that indirectly holds the fee interests in the Portfolio (the “Owner Partnership”) and a general partnership that indirectly holds an interest in the management of the Portfolio (the “Manager Partnership”), each of which is owned 40% by NorthStar Healthcare and 60% by NorthStar Realty. Pursuant to the partnership agreement of the Owner Partnership entered into on May 19, 2015 (the “Owner Partnership Agreement”), NorthStar Realty has day-to-day control of the management and NorthStar Healthcare has certain consent rights over major decisions of the Owner Partnership. NorthStar Realty is externally managed by a subsidiary of NorthStar Asset Management Group Inc., NorthStar Healthcare’s sponsor and the parent of NorthStar Healthcare’s advisor. The Owner Partnership Agreement also contains restrictions on transfer and capital contribution requirements. The partnership agreement of the Manager Partnership contains terms substantially similar to those of the Owner Partnership Agreement.
The foregoing description of the Owner Partnership Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Owner Partnership Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K, which Owner Partnership Agreement is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
If applicable, the required financial statements for the transaction described in Item 1.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
If applicable, the required pro forma financial information for the transaction described in Item 1.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
10.1	Partnership Agreement, dated as of May 19, 2015, by and between Winterfell Healthcare Holdings - T, LLC and Winterfell Healthcare Holdings - NT-HCI, LLC.
Safe Harbor Statement
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “expects,” “intends” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, NorthStar Healthcare’s ability to realize the anticipated benefits of the Joint Venture with NorthStar Realty; the ability of NorthStar Healthcare to achieve its targeted returns through the Joint Venture; the ability of Holiday to successfully manage the Portfolio; the Borrowers’ ability to comply with the terms of the Loans; the impact to NorthStar Healthcare of any actions taken by NorthStar Realty regarding the Joint Venture; potential conflicts that may arise at NorthStar Asset Management Group Inc. when advising each of NorthStar Healthcare and NorthStar Realty and the impact of such conflicts; the impact of any losses from properties in the Portfolio on cash flow and returns; market rental rates and property level cash flow; changes in economic conditions generally and the real estate and debt markets specifically; the impact of local economics; the availability of investment opportunities; the availability of capital; the ability to achieve targeted returns; changes to generally accepted accounting principles; policies and rules applicable to REITs; and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its other filings with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: May 26, 2015	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Partnership Agreement, dated as of May 19, 2015, by and between Winterfell Healthcare Holdings - T, LLC and Winterfell Healthcare Holdings - NT-HCI, LLC.

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